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EXHIBIT 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


                            SECTION 906 CERTIFICATION

         I, Victor Gura, M.D., Chief Executive Officer and Chief Financial Officer of National Quality Care, Inc., a Delaware corporation (the "Company"), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the accompanying Quarterly Report on Form 10-QSB of the Company for the quarter ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                              NATIONAL QUALITY CARE, INC.


Dated: November 18, 2003                          By: /s/ Victor Gura, M.D.
                                                  ------------------------------
                                                  Victor Gura, M.D.
                                                  Chief Executive Officer and
                                                  Chief Financial Officer